UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

October 31, 2019

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund

AWWIX

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-855-328-3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-328-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all CIBC Atlas Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

The market environment for the Funds’ fiscal year ending October 31, 2019 took on a very clear pattern of progression: a weak start, followed by a strong finish. The S&P 500 dropped 13% over the first seven weeks of the fiscal year, only to finish up 14.3% on a total return basis for the entire 12-month period. International equity benchmarks also posted double-digit returns, though slightly behind the U.S. market.

The two dominant macro issues throughout the year were Federal Reserve monetary policy and the U.S.-China trade dispute. The FOMC’s December 2018 rate hike marked the ninth increase of the cycle. It occurred in the context of slower readings on the economy and prompted fears of rising recession risk. The FOMC subsequently put policy on hold for the first half of 2019, and then engineered three 25 basis point rate cuts between July and October. This more accommodative stance was greeted favorably by equity investors.

The trade issue took many twists and turns over the course of the year. An expected agreement fell apart in May, producing further escalation in the conflict between the world’s two largest economies. As the year ended, an effort at de-escalation had produced some results, with hopes of a limited agreement in sight but not complete. The U.S./China trade issue will continue to be front and center for investors in the months ahead.

The path of corporate earnings was bumpy over the course of the fiscal year. After a meteoric rise in 2018 due to tax cuts, earnings growth in 2019 hit a wall. Weak overseas growth and strong dollar were culprits, as was a slowing in domestic demand growth. Consensus forecasts call for a strong recovery in 2020 of about 10%. We believe this is likely too optimistic, but do believe that respectable mid-single digit growth can be achieved. That is largely because we expect the economic expansion and a low interest rate regime to continue for the foreseeable future.

While the macroeconomic outlook sets the backdrop for the investment climate, the CIBC Atlas Funds remain committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

bias for our investors. We would like to take this opportunity to thank you for your investment in the CIBC Atlas Funds.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

Though the end result was a double digit gain, the path for the S&P 500 index was not linear. A steep first quarter decline in equity markets was attributable to U.S. / China trade disputes and potential policy missteps by the FOMC. Markets recovered as trade and monetary policy stances softened with the end result a 14.33% gain in the S&P 500. Upside participation was broad-based, with Energy the only sector to finish in negative territory. Health Care was the only meaningful laggard, though finished positive on the year. Conversely, Real Estate, Utilities and Information Technology were notable outperformers versus the S&P Total Return.

The CIBC Atlas Disciplined Equity Fund returned 14.55% for the same period and performed essentially inline with the S&P 500. Relative returns were driven by stock selection which confirms the Fund’s bottom-up investment philosophy. The greatest relative gains were made in the Information Technology, Consumer (Staples & Discretionary) and Healthcare Sectors. Service related companies in Technology (Visa, Fiserv and Fidelity National Information Services) were salient relative contributors as was the Fund’s general underweight in Technology Hardware, and in Apple Inc., specifically. Health Care returns were driven by Health Care Equipment (Danaher Corporation and Stryker Corporation) and in Pharmaceuticals where Zoetis, Inc significantly outperformed peers. Within Consumer sectors, PepsiCo, Inc outperformed within Staples and in Discretionary, more traditional retailers such as Home Depot and Dollar General outperformed peers and the overall Consumer Sectors alike.

More meaningful relative detractors were limited to the cyclical sectors of Industrials and Materials. Within Industrials, Fortive Corp & Boeing Company lagged strong peer returns within the Machinery and Aerospace & Defense industries, respectively. Within Materials, DuPont de Nemours, Inc, a recent

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

spin from Dow DuPont, trailed the Specialty Chemicals industry by a wide margin and was the primary detractor for the period.

We remain committed to our strategy of investing in high quality companies with strong free cash flow generation and attractive valuation.

CIBC Atlas Mid Cap Equity Fund

The Russell Mid-Cap Growth index returned 18.93% for the twelve months ending 10/31/19. The Information Technology sector was the largest contributor with close to half of the total result. The only sector with a negative return was energy with a modestly negative result.

The CIBC Atlas Mid-Cap Equity Fund returned 17.47% for the same period. The need for the fund to hold a frictional cash weighting was the single largest factor in the underperformance. Results were helped with stock selection in the consumer discretionary and industrials sectors and no investments in the lagging communication services sector. Performance was modestly hindered by stock selection in the health care, energy, and technology sectors.

Our single biggest contributor and one of the best performances was AutoZone, an auto parts after market retailer. Their business has fairly high predictability and over the last year demonstrated little susceptibility to e-commerce inroads given the need for immediate order fulfillment.

The second largest contributor was Worldpay, a payment processing company that was acquired during the year. The best performer was Edwards Lifesciences, a manufacturer of devices used in the treatment of late-stage cardiovascular disease. In the last year they had some significant product break throughs.

The two worst performers and contributors were Concho Resources and Centene Corporation. Concho is an oil and gas producer that released disappointing drilling results recently. We still believe that the company is well positioned for positive longer term returns in the energy sector. Centene is a managed health care provider whose outlook is clouded by election rhetoric regarding the appropriate structure for the provision of health care services. We recently sold our holding due to these concerns. Another large detractor was Alliance Data Systems. There are increasing concerns about the long term positioning of private label credit cards, which is their main business,

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

and their internet services business proved to be of much lower value when placed up for sale. We sold our holding.

We continue our ongoing focus in investing in high quality companies with above average growth prospects.

CIBC Atlas Income Opportunities Fund

The Fund’s blended benchmark (60% S&P 500 Index/40% Barclays Government Credit Index) gained 14.09% in the year ending October 31, 2019. Equities outperformed bonds, as measured by the 14.33% gain in the S&P 500 Index and the 12.61% gain in the Barclays Government Credit Index.

The CIBC Atlas Income Opportunities fund gained 13.14% in the twelve months ending October 31, 2019; trailing the blended benchmark return of 14.09% by 95 basis points. Both the Fund’s debt and equity holdings outperformed the respective asset class benchmarks. The Fund’s cash holdings detracted from overall fund performance relative to the benchmark.

Rates fell across the yield curve as the Federal Reserve transitioned from tightening policy in late 2018 to lowering short term rates at three consecutive meetings in the later stages of the reporting period.    The 10 year Treasury fell by 145 basis points to finish the year at 1.69%. Credit spreads were stable despite the growing concerns over global growth and manufacturing. The fund adopted a more market neutral interest rate position early in the period while retaining an overweight in credit sensitive instruments. Fund holdings in fixed income securities marginally outperformed the index with leadership from longer duration positions in both U.S. Treasuries and Corporate Bonds.

The Fund’s equity holdings outperformed the S&P 500 Index due to strong stock selection in a number of sectors. Information Technology was the best relative performing sector, led by strength in the semiconductor stocks including Microchip, Qualcomm, and Broadcom. The Real Estate sector outperformed with strong gains from Hannon Armstrong Sustainable Infrastructure Capital and Crown Castle International. Having no exposure to Simon Property Group, a mall REIT, helped as the retail real estate space languished and stocks in this group declined. Despite a challenging energy environment during the year, the Fund’s holdings in the Energy sector outperformed. Kinder Morgan, a pipeline and energy storage company, drove the majority of the outperformance and was aided by having much lower exposure to volatile commodity prices.

Relative performance lagged in the Consumer Discretionary, Consumer Staples and Materials sectors. In Consumer Discretionary, Carnival trailed the sector return as weakness in key international markets resulted in declining earnings

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

expectations. The Consumer Staples sector generated approximately inline returns with the broader equity market, but the Funds holdings in Walgreens Boots Alliance and Kellogg trailed the sector. Dow DuPont simplified its corporate structure which resulted in it becoming three more specialized companies. Two of these, DuPont de Nemours and Dow underperformed the Materials sector following the spin-outs.

We will continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals. We focus on investing in high quality companies with attractive free cash flow characteristics that generate an above average level of current income.

CIBC Atlas All Cap Growth Fund

The Russell 3000 Growth Index was up over 16.34% for the 12 month period ending October 31, 2019. Technology, Materials and Real Estate were the best performing sectors in that time period, while Energy and Healthcare were the worst performing sectors.

The CIBC All Cap Growth portfolio was up 18.51% during the same period, outperforming the Russell 3000 Growth Index. The Healthcare, Financials and Industrials sectors drove the greatest amount of outperformance in the period for the portfolio. Technology was also a strong contributor to performance. Healthcare was led by holdings in Exact Sciences, Edwards Lifesciences and Idexx labs. Performance in Financials was led by MarketAxcess and S&P Global. Industrial returns were led by HIS Markit. Outside of these sectors, Sherwin Williams and LiveNation were among the fund’s top performing holdings.

Consumer Discretionary and Energy were the biggest detractors to fund performance during the period. Both Pioneer and Diamondback Energy dragged on Energy sector performance, while Starbucks detracted from Consumer Discretionary performance. Our single biggest detractor from a position level was Axogen.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The Russell 1000 Index returned 14.15% for the year ending 10/31/2019. Seven sectors – Communication Services, Consumer Discretionary, Industrials, Information Technology, Real Estate, Telecommunications, and Utilities – outperformed the market during the year, while three sectors - Consumer

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

Staples, Financials, and Healthcare underperformed but still posted positive returns. Energy was the sole sector to post negative returns during the period.

The CIBC Atlas Equity Income Fund returned 20.94% for the same period, significantly outperforming the benchmark Russell 1000. The strongest relative results came from the Financials, Real Estate, and Energy sectors. Alternative asset management firm Blackstone Group was the largest contributor in the Financials sector, with asset manager Brookfield Asset Management and JPMorgan Chase also contributing to the fund’s outperformance. Among the Real Estate holdings, American Tower Corp. was the strongest performer. The fund’s outperformance in the Energy sector was driven by our larger energy holdings, all in the midstream pipeline segment of the market, showing modest positive returns during the year while most energy names declined. These included Enterprise Products Partners and Magellan Midstream Partners. Outside of these sectors, Abbott Laboratories, Microsoft, Microchip Technology and Starbucks were among the fund’s top performing holdings.

Of the three sectors that underperformed for the fund, two – Telecommunications and Consumer Staples – underperformed simply due to the fund not having any exposure to the sectors. The third – Utilities – underperformed narrowly due to a lack of exposure to strong performers in the sector like NextEra Energy and Southern Company, though the fund’s Utilities holdings still performed well and outperformed the benchmark on the whole. Beyond these sectors, positions in underperformers Citizens Financial Group, CVS Health and Boeing were an additional headwind to performance.

We remain committed to the approach of investing in high quality dividend growth stocks which offer a combination of current income and capital appreciation.

CIBC Atlas International Growth Fund

During fiscal 2019, issues in the political sphere have dominated investor sentiment and have bled into the real economy. The on-going trade war and uncertainty around the timing and shape of its resolution have led corporations to pull back on capital expenditures, slowing economic growth around the world. Layering on uncertainty related to Brexit, violence in Hong Kong, election rhetoric in the U.S. and early impeachment discussions, it is remarkable that most of the world’s stock markets are in positive territory for the year, some nicely so. In the sometimes perverse world of investing, bad news can be positive. All of the aforementioned issues, have kept investor sentiment in check and valuations at very reasonable levels, especially outside the United States. Additionally, central banks have responded to slowing

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

growth with more accommodative fiscal policy, once again supporting equity performance, at least in the short run. The CIBC Atlas International Growth strategy has performed reasonably well in this environment, as investors have sought out companies with the best quality and growth credentials that can increase sales and earnings irrespective of the shifting economic backdrop.

During the period from May 31, 2019 to October 31, 2019, the CIBC Atlas International Growth Fund returned 3.80% on a net basis versus the MSCI All Country World Index (ex. U.S.) which returned 7.92% for a total under performance of -4.12%. The principal cause for the weaker performance was the fund’s cash drag, as assets were under invested during its first week while the benchmark performed strongly. On a sector basis, our best performing areas were Industrials, Financials, and Communications Services. Our overweight in non-bank financials and relative underweight in money center banks drove performance in Financials. Our worst performing sectors were Health Care, Consumer Discretionary, and Energy. On a country and regional basis, the fund benefitted from good performance in the China, Continental Europe, and the United Kingdom. The positive returns from the UK, in spite of uncertainty around Brexit, were driven by our exposure to companies that largely export out of that market rather than those exposed to the domestic economy. Our worst performing areas were South America and Japan. On an active return basis, our top five stocks for the period were ASML Holdings, New Oriental Education, London Stock Exchange, Taiwan Semiconductor, and Grifols. Our worst performing stocks during the period were Euronet Worldwide, Mercado Libre, Sysmex Corporation, InterContinental Hotels, and Royal Dutch Shell.

We remain very enthusiastic about international markets as we look forward to 2020. Attractive relative valuations, converging growth rates, and easing political headwinds should drive positive relative returns for investors. We are committed to investing in a select group of high quality international equities whose current valuations do not reflect the long term potential of the companies. Thank you for your support.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019 (Unaudited)

Definition of the Comparative Indices

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Bloomberg Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2019(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	14.55%	16.35%	11.57%	14.05%	9.64%
S&P 500 Index	14.33%	14.91%	10.78%	13.70%	8.75%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019 (Unaudited)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2019(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Mid Cap Equity Fund, Institutional Shares	17.47%	13.48%	9.49%	9.94%
Russell Mid-Cap Growth Index	18.93%	16.81%	10.92%	10.64%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2019(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional Shares	13.14%	10.24%	7.23%	7.04%
60/40 Hybrid of the S&P 500 Index and Bloomberg Barclays U.S. Government/Credit Index	14.09%	10.48%	8.01%	8.01%
S&P 500 Index	14.33%	14.91%	10.78%	10.76%
Bloomberg Barclays U.S. Government/Credit Index	12.61%	3.59%	3.46%	3.48%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2019(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth Fund, Institutional Shares	18.51%	20.59%	12.79%	14.06%	8.48%
Russell 3000® Growth Total Return Index	16.34%	18.50%	13.05%	15.26%	9.98%

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2019(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	20.94%	16.69%	9.34%	11.72%
Russell 1000® Index	14.15%	14.73%	10.55%	11.21%

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2019 (Unaudited)

Growth of a $250,000 Investment

CUMULATIVE TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 2019(1)
Cumulative Inception to Date
CIBC Atlas International Growth Fund, Institutional Shares	3.80%
MSCI ACWI ex-US Index	7.92%

(1)	The Fund commenced operations on May 31, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.9%**	Shares	Value

COMMUNICATION SERVICES — 9.1%

Alphabet, Cl A *	10,613	$13,359,644

Alphabet, Cl C *	34,570	43,562,003

Comcast, Cl A	453,756	20,337,344

T-Mobile US *	262,676	21,712,798

Walt Disney	66,554	8,646,696

		107,618,485

CONSUMER DISCRETIONARY — 11.9%

Amazon.com *	32,931	58,507,190

Dollar General	79,466	12,741,579

Expedia Group	115,098	15,729,293

Home Depot	98,247	23,046,781

TJX	307,377	17,720,284

VF	164,303	13,520,494

		141,265,621

CONSUMER STAPLES — 1.8%

PepsiCo	152,118	20,866,026

ENERGY — 4.2%

Chevron	121,689	14,132,961

EOG Resources	165,349	11,460,339

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

ENERGY (continued)

Kinder Morgan	392,730	$7,846,745

Occidental Petroleum	134,794	5,459,157

Pioneer Natural Resources	93,118	11,455,376

		50,354,578

FINANCIALS — 14.8%

BlackRock, Cl A	39,608	18,287,014

Blackstone Group, Cl A	312,909	16,634,242

Capital One Financial	96,875	9,033,594

Charles Schwab	373,742	15,215,037

Citigroup	316,712	22,758,924

Intercontinental Exchange	272,400	25,692,768

JPMorgan Chase	240,125	29,996,415

US Bancorp	442,133	25,210,424

Wells Fargo	258,838	13,363,806

		176,192,224

HEALTH CARE — 16.5%

Cigna	121,290	21,645,413

Danaher	217,299	29,948,148

Johnson & Johnson	212,118	28,008,061

Medtronic	250,452	27,274,223

Merck	130,613	11,318,922

Stryker	62,707	13,561,643

Thermo Fisher Scientific	66,614	20,116,096

UnitedHealth Group	109,751	27,734,078

Zoetis, Cl A	133,549	17,083,588

		196,690,172

INDUSTRIALS — 8.1%

Boeing	36,762	12,495,772

Honeywell International	166,096	28,689,762

Raytheon	59,472	12,620,553

Union Pacific	107,090	17,719,111

United Technologies	170,369	24,461,581

		95,986,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

INFORMATION TECHNOLOGY — 25.1%

Adobe *	55,114	$15,317,834

Analog Devices	142,265	15,169,717

Apple	153,084	38,081,176

Automatic Data Processing	121,393	19,693,586

Cisco Systems	499,808	23,745,878

Fidelity National Information Services	203,441	26,805,386

Fiserv *	200,826	21,315,672

Microsoft	399,012	57,206,350

Oracle	158,847	8,655,573

QUALCOMM	272,260	21,900,594

Texas Instruments	67,636	7,980,372

Visa, Cl A	242,146	43,310,234

		299,182,372

MATERIALS — 3.3%

DuPont de Nemours	88,541	5,835,737

Ecolab	78,097	15,000,091

Linde	95,277	18,898,193

		39,734,021

REAL ESTATE — 1.4%

American Tower, Cl A ‡	76,918	16,774,278

UTILITIES — 0.7%

NextEra Energy	34,410	8,201,279

TOTAL COMMON STOCK (Cost $659,257,578)		1,152,865,835

CASH EQUIVALENT — 3.1% (A)

JPMorgan U.S. Government Money Market Fund,
Cl Institutional, 1.720%

(Cost $36,908,815)	36,908,815	36,908,815

TOTAL INVESTMENTS — 100.0%

(Cost $696,166,393)		$1,189,774,650

Percentages are based on Net Assets of $1,190,277,634.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2019

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%**	Shares	Value

CONSUMER DISCRETIONARY — 16.3%

Aptiv	87,421	$7,828,551
AutoZone *	19,046	21,795,862
BorgWarner	106,703	4,447,381
Bright Horizons Family Solutions *	41,877	6,219,572
Carter’s	68,730	6,889,495
Dollar Tree *	122,318	13,503,907
Domino’s Pizza	22,358	6,072,880
Marriott International, Cl A	70,268	8,892,416
Marriott Vacations Worldwide	39,984	4,395,441
Mohawk Industries *	29,574	4,240,320
O’Reilly Automotive *	22,121	9,633,917
Ross Stores	140,063	15,360,709
Tractor Supply	62,224	5,912,524
Ulta Beauty *	16,561	3,861,197

		119,054,172

CONSUMER STAPLES — 3.2%

Brown-Forman, Cl B	67,929	4,450,708
Church & Dwight	108,123	7,562,122
Monster Beverage *	119,006	6,679,807

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

CONSUMER STAPLES (continued)
Sprouts Farmers Market *	242,863	$4,713,971

		23,406,608

ENERGY — 0.9%

Concho Resources	48,620	3,282,823
Pioneer Natural Resources	24,858	3,058,031

		6,340,854

FINANCIALS — 4.7%

Ameriprise Financial	72,087	10,877,208
Intercontinental Exchange	110,607	10,432,452
MSCI, Cl A	31,703	7,436,256
Western Alliance Bancorp	107,295	5,292,862

		34,038,778

HEALTH CARE — 13.2%

Alexion Pharmaceuticals *	61,632	6,496,013
Cooper	20,584	5,989,944
Edwards Lifesciences *	58,202	13,874,193
Encompass Health	171,530	10,981,350
Exact Sciences *	111,790	9,725,730
HCA Healthcare	60,568	8,088,251
Humana *	26,025	7,656,555
Jazz Pharmaceuticals *	42,232	5,305,606
Ligand Pharmaceuticals *	21,412	2,329,840
PRA Health Sciences *	81,506	7,963,951
Teleflex	28,864	10,027,642
Universal Health Services, Cl B	56,546	7,772,813

		96,211,888

INDUSTRIALS — 16.8%

AMETEK	104,929	9,616,743
Cintas	21,436	5,759,210
CoStar Group *	10,292	5,655,660
HD Supply Holdings *	167,863	6,637,303
Hexcel	98,186	7,326,639
Hubbell, Cl B	66,364	9,403,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

INDUSTRIALS (continued)

IAA *	143,910	$5,490,167

IHS Markit *	136,396	9,550,448

Kansas City Southern	55,718	7,843,980

KAR Auction Services	175,379	4,359,922

L3Harris Technologies	34,513	7,120,377

Masco	184,485	8,532,431

Pentair	71,924	2,982,688

Rexnord *	139,235	3,938,958

Roper Technologies	36,199	12,197,615

TransUnion	120,781	9,978,926

Xylem	77,129	5,915,023

		122,309,869

INFORMATION TECHNOLOGY — 32.0%

Amphenol, Cl A	86,120	8,640,420

ANSYS *	49,566	10,911,955

Autodesk *	84,582	12,464,003

CDW	30,360	3,883,347

Citrix Systems	38,210	4,159,541

EPAM Systems *	107,413	18,900,391

Euronet Worldwide *	123,856	17,348,510

Fidelity National Information Services	191,871	25,280,923

Fiserv *	240,840	25,562,758

FleetCor Technologies *	34,779	10,232,677

Genpact	145,558	5,701,507

Global Payments	98,659	16,691,130

Keysight Technologies *	109,975	11,097,577

KLA	24,594	4,157,370

Lam Research	40,249	10,909,089

Microchip Technology	141,009	13,295,739

PTC *	145,859	9,759,426

Skyworks Solutions	59,030	5,375,272

TE Connectivity	40,054	3,584,833

WEX *	43,296	8,190,737

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

INFORMATION TECHNOLOGY (continued)
Xilinx	71,806	$6,515,676

		232,662,881

MATERIALS — 4.2%

Ashland Global Holdings	56,309	4,356,627

Berry Global Group *	149,527	6,206,866

Crown Holdings *	127,287	9,271,585

FMC	96,175	8,800,013

Livent *	265,812	1,823,470

		30,458,561

REAL ESTATE — 4.5%

Equinix ‡	21,767	12,337,100

Jones Lang LaSalle	34,661	5,078,530

SBA Communications, Cl A ‡	62,815	15,116,430

		32,532,060

TOTAL COMMON STOCK (Cost $479,848,150)		697,015,671

CASH EQUIVALENT — 4.2% (A)

JPMorgan U.S. Government Money Market Fund,
Cl Institutional, 1.720%

(Cost $30,392,894)	30,392,894	30,392,894

TOTAL INVESTMENTS — 100.0%

(Cost $510,241,044)		$727,408,565

Percentages are based on Net Assets of $727,278,371.

*	Non-income producing security.
**	More narrow industries are utilized for compliance reasons, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2019

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 63.0%	Shares	Value

COMMUNICATION SERVICES — 3.4%

Alphabet, Cl A *(A)	6,228	$7,839,807

Comcast, Cl A	85,887	3,849,455

Verizon Communications(A)	72,605	4,390,424

		16,079,686

CONSUMER DISCRETIONARY — 6.5%

Amazon.com *(A)	3,684	6,545,215

Carnival(A)	107,666	4,617,795

Home Depot	34,508	8,094,887

Vail Resorts	20,752	4,822,142

VF (A)	80,238	6,602,785

		30,682,824

CONSUMER STAPLES — 2.6%

Kellogg	72,980	4,636,419

PepsiCo	55,322	7,588,519

		12,224,938

ENERGY — 4.9%

Chevron	68,438	7,948,389

Kinder Morgan	442,471	8,840,571

Occidental Petroleum	78,958	3,197,799

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

ENERGY (continued)

Pioneer Natural Resources(A)	27,000	$3,321,540

		23,308,299

FINANCIALS — 9.0%

Ares Capital	224,581	4,109,832

Golub Capital	251,644	4,481,780

JPMorgan Chase	103,609	12,942,836

Navient	146,085	2,011,590

Prudential Financial	69,365	6,321,926

US Bancorp	142,739	8,138,978

Wells Fargo	90,198	4,656,923

		42,663,865

HEALTH CARE — 6.6%

Alcon *	11,033	653,926

Johnson & Johnson	61,665	8,142,246

Merck	96,808	8,389,381

Novartis ADR	59,797	5,228,650

Pfizer	87,072	3,340,953

UnitedHealth Group	21,233	5,365,579

		31,120,735

INDUSTRIALS — 7.5%

Boeing(A)	23,900	8,123,849

Lockheed Martin(A)	28,920	10,893,586

Triton International	68,969	2,531,162

Union Pacific(A)	40,987	6,781,709

United Parcel Service, Cl B(A)	59,436	6,845,244

		35,175,550

INFORMATION TECHNOLOGY — 14.2%

Apple(A)	51,775	12,879,549

Automatic Data Processing	53,044	8,605,328

Broadcom(A)	24,213	7,090,777

Cisco Systems(A)	100,192	4,760,122

Microchip Technology	78,404	7,392,713

Microsoft	106,431	15,259,012

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)

QUALCOMM(A)	89,294	$7,182,810
Visa, Cl A	20,546	3,674,858

		66,845,169

MATERIALS — 2.0%

DuPont de Nemours	21,048	1,387,274
Linde	41,194	8,170,830

		9,558,104

REAL ESTATE — 4.2%

Crown Castle International ‡	33,364	4,630,590
Hannon Armstrong Sustainable Infrastructure Capital ‡	207,732	6,202,877
MGM Growth Properties, Cl A ‡	77,769	2,427,170
Weyerhaeuser ‡	221,780	6,478,194

		19,738,831

UTILITIES — 2.1%

American Water Works	36,201	4,462,497
NextEra Energy	10,563	2,517,586
Xcel Energy	46,879	2,977,285

		9,957,368

TOTAL COMMON STOCK (Cost $232,595,125)		297,355,369

CORPORATE OBLIGATIONS — 23.6%	Face Amount
COMMUNICATION SERVICES — 5.0%
AT&T 3.600%, 07/15/25	$3,500,000	3,689,435
Comcast 4.700%, 10/15/48	4,500,000	5,541,473
Diamond Sports Group 5.375%, 08/15/26(B)	4,000,000	4,180,000
Discovery Communications 3.800%, 03/13/24	3,000,000	3,151,419
Level 3 Financing 5.250%, 03/15/26	2,000,000	2,087,500
Sprint Spectrum 3.360%, 09/20/21(B)	2,500,000	2,515,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
COMMUNICATION SERVICES (continued)
Verizon Communications 3.500%, 11/01/24	$2,250,000	$2,390,398

		23,555,850

CONSUMER DISCRETIONARY — 2.1%
Amazon.com 3.150%, 08/22/27	3,300,000	3,520,835
Ford Motor Credit 3.336%, 03/18/21	2,855,000	2,871,303
Goodyear Tire & Rubber 5.125%, 11/15/23	1,200,000	1,217,844
Speedway Motorsports 5.125%, 02/01/23	1,835,000	1,876,287
Tenneco 5.375%, 12/15/24	630,000	554,400

		10,040,669

ENERGY — 3.5%
Cheniere Energy Partners 4.500%, 10/01/29(B)	5,000,000	5,093,750
DCP Midstream Operating 6.750%, 09/15/37(B)	1,500,000	1,563,750
GasLog 8.875%, 03/22/22	2,550,000	2,652,000
Genesis Energy 6.000%, 05/15/23	1,700,000	1,657,500
Kinder Morgan MTN 7.800%, 08/01/31	1,400,000	1,900,325
Sabine Pass Liquefaction 5.750%, 05/15/24	1,250,000	1,395,044
5.625%, 03/01/25	2,000,000	2,244,216

		16,506,585

FINANCIALS — 5.7%
Ally Financial 4.125%, 02/13/22	3,250,000	3,359,525
3.750%, 11/18/19	3,500,000	3,502,100
Ares Capital 3.875%, 01/15/20	2,500,000	2,504,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
FINANCIALS (continued)
Bank of America MTN 3.950%, 04/21/25	$ 5,750,000	$ 6,124,057
Goldman Sachs Group MTN 3.686%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	3,000,000	3,151,685
Morgan Stanley 3.146%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/22	5,000,000	5,051,670
Wells Fargo MTN 4.100%, 06/03/26	3,000,000	3,227,974

		26,921,839

HEALTH CARE — 2.1%
CVS Health 3.350%, 03/09/21	2,390,000	2,432,256
Fresenius US Finance II 4.500%, 01/15/23(B)	2,000,000	2,108,950
HCA 5.375%, 02/01/25	3,050,000	3,351,187
5.000%, 03/15/24	1,250,000	1,362,262
Universal Health Services 4.750%, 08/01/22(B)	500,000	505,625

		9,760,280

INDUSTRIALS — 1.1%
General Electric MTN 2.200%, 01/09/20	1,000,000	999,765
Masco 4.450%, 04/01/25	3,750,000	4,080,614

		5,080,379

INFORMATION TECHNOLOGY — 2.8%
Apple 3.850%, 08/04/46	3,000,000	3,383,745
CommScope Technologies 6.000%, 06/15/25(B)	2,000,000	1,779,400
NXP BV 4.625%, 06/15/22(B)	1,500,000	1,575,462
4.625%, 06/01/23(B)	1,000,000	1,066,198

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
salesforce.com 3.700%, 04/11/28	$ 3,000,000	$ 3,312,315
Visa 3.150%, 12/14/25	2,000,000	2,138,041

		13,255,161

MATERIALS — 0.4%
NOVA Chemicals 5.000%, 05/01/25(B)	2,000,000	2,010,000

REAL ESTATE — 0.2%
Boston Properties 2.750%, 10/01/26	1,000,000	1,015,726

UTILITIES — 0.7%
AES 6.000%, 05/15/26	3,000,000	3,203,400

TOTAL CORPORATE OBLIGATIONS
(Cost $106,844,286)		111,349,889

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bonds 3.000%, 02/15/48	8,000,000	9,388,438
2.500%, 02/15/45	4,000,000	4,255,312

		13,643,750

U.S. Treasury Inflation Protected Securities 0.500%, 01/15/28	15,601,500	16,004,165

TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,113,279)		29,647,915

EXCHANGE-TRADED FUND — 1.2%	Shares
Nuveen AMT-Free Quality Municipal Income Fund, Cl Institutional	409,191	5,810,512

TOTAL EXCHANGE-TRADED FUND (Cost $5,052,203)		5,810,512

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

PREFERRED STOCK — 0.8%	Shares	Value

FINANCIALS — 0.5%

Wells Fargo, 7.500% *	1,700	$2,566,150

REAL ESTATE — 0.3%
Public Storage, 4.900% ‡	50,000	1,270,000

TOTAL PREFERRED STOCK (Cost $3,142,538)		3,836,150

CASH EQUIVALENT — 4.3% (C)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 1.720% (Cost $20,080,147)	20,080,147	20,080,147

TOTAL INVESTMENTS — 99.2% (Cost $394,827,578)		$468,079,982

WRITTEN EQUITY OPTIONS* — (0.0)% (D)	Contracts	Value

TOTAL WRITTEN OPTIONS — (0.0)%

(Premiums Received $128,159)	(278)	$(10,332)

A list of the exchange traded option contracts held by the Fund at October 31, 2019, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value

WRITTEN OPTIONS — (0.0)%

Call Options

Alphabet*	(62)	$(7,804,560)	$1,350	11/15/19	$(2,232)

Amazon.com*	(36)	(6,395,976)	1,950	11/15/19	(1,800)

Walt Disney*	(180)	(2,338,560)	120	11/15/19	(6,300)

Total Written Options					$(10,332)

Percentages are based on Net Assets of $471,877,331.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security, or portion thereof, has been pledged as collateral on written equity options.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2019 was $22,398,760 which represents 4.7% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of October 31, 2019.
(D)	Refer to table below for details on Options Contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2019

ADR — American Depositary Receipt

AMT — Alternative Minimum Tax

Cl — Class

ICE — Intercontinental Exchange

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2019, when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$297,355,369	$—	$—	$297,355,369
Corporate Obligations	—	111,349,889	—	111,349,889
U.S. Treasury Obligations	—	29,647,915	—	29,647,915
Exchange-Traded Fund	5,810,512	—	—	5,810,512
Preferred Stock	3,836,150	—	—	3,836,150
Cash Equivalent	20,080,147	—	—	20,080,147

Total Investments in Securities	$327,082,178	$140,997,804	$—	$468,079,982

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(10,332)	$—	$—	$(10,332)
Total Other Financial

Instruments	$(10,332)	$—	$—	$(10,332)

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.4%**	Shares	Value

COMMUNICATION SERVICES — 5.3%

Live Nation Entertainment *	107,171	$7,555,556

Tencent Holdings ADR	57,282	2,319,921

		9,875,477

CONSUMER DISCRETIONARY — 12.2%

Alibaba Group Holding ADR *	18,483	3,265,392

Amazon.com *	6,078	10,798,539

Bright Horizons Family Solutions *	30,190	4,483,819

Burlington Stores *	6,800	1,306,756

Lululemon Athletica *	7,914	1,616,593

Starbucks	14,700	1,243,032

		22,714,131

FINANCIALS — 10.3%

Brookfield Asset Management, Cl A	78,550	4,339,887

Intercontinental Exchange	27,222	2,567,579

S&P Global	30,671	7,912,811

Tradeweb Markets, Cl A	33,562	1,401,214

Western Alliance Bancorp	58,385	2,880,132

		19,101,623

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

HEALTH CARE — 17.3%

Alcon *	23,340	$1,383,362

Danaher	13,711	1,889,650

Edwards Lifesciences *	26,563	6,332,088

IDEXX Laboratories *	18,766	5,348,497

Intuitive Surgical *	8,900	4,921,255

Thermo Fisher Scientific	19,561	5,907,031

Zoetis, Cl A	50,069	6,404,827

		32,186,710

INDUSTRIALS — 14.4%

Cintas	11,498	3,089,168

CoStar Group *	12,824	7,047,044

IHS Markit *	90,881	6,363,488

Roper Technologies	21,862	7,366,619

TransUnion	34,688	2,865,923

		26,732,242

INFORMATION TECHNOLOGY — 26.4%

Adobe *	18,341	5,097,514

Apple	16,886	4,200,561

CDW	31,693	4,053,852

Fidelity National Information Services	28,160	3,710,362

FleetCor Technologies *	18,047	5,309,788

Gartner *	19,646	3,027,056

GoDaddy, Cl A *	20,553	1,336,561

Mastercard, Cl A	45,649	12,636,100

Microsoft	28,515	4,088,196

Trimble *	35,966	1,432,885

Tyler Technologies *	16,066	4,314,042

		49,206,917

MATERIALS — 9.0%

Ecolab	25,619	4,920,641

Martin Marietta Materials	21,288	5,575,540

Sherwin-Williams	10,978	6,282,929

		16,779,110

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value

REAL ESTATE — 2.5%

SBA Communications, Cl A ‡	19,143	$4,606,763

TOTAL COMMON STOCK (Cost $108,407,179)		181,202,973

CASH EQUIVALENT — 2.6% (A)

JPMorgan U.S. Government Money Market Fund, Cl Institutional, 1.720%

(Cost $4,795,803)	4,795,803	4,795,803

TOTAL INVESTMENTS — 100.0%

(Cost $113,202,982)		$185,998,776

Percentages are based on Net Assets of $186,008,109.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.9%	Shares	Value

COMMUNICATION SERVICES — 2.8%

Comcast, Cl A	84,891	$3,804,815

CONSUMER DISCRETIONARY — 8.5%

Home Depot	6,620	1,552,920

McDonald’s	6,592	1,296,646

Starbucks	50,691	4,286,431

TJX	77,296	4,456,114

		11,592,111

ENERGY — 6.5%

Enterprise Products Partners (A)	200,257	5,212,689

Magellan Midstream Partners (A)	58,290	3,632,633

		8,845,322

FINANCIALS — 18.1%

Blackstone Group, Cl A	145,486	7,734,036

Brookfield Asset Management, Cl A	82,132	4,537,793

CME Group, Cl A	26,861	5,526,650

JPMorgan Chase	55,356	6,915,072

		24,713,551

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
HEALTH CARE — 14.7%
Abbott Laboratories	72,828	$6,089,149
Anthem	11,667	3,139,356
AstraZeneca ADR	37,930	1,859,708
Becton Dickinson	19,785	5,064,960
CVS Health	33,589	2,229,974
Merck	18,678	1,618,636

		20,001,783

INDUSTRIALS — 9.6%
Boeing	5,261	1,788,266
Fastenal	72,167	2,593,682
Honeywell International	9,282	1,603,280
Raytheon	19,282	4,091,833
Union Pacific	17,752	2,937,246

		13,014,307

INFORMATION TECHNOLOGY — 20.0%
Accenture, Cl A	9,323	1,728,671
Apple	30,257	7,526,731
CDW	15,595	1,994,756
Microchip Technology	36,992	3,487,976
Microsoft	79,648	11,419,134
Texas Instruments	9,417	1,111,112

		27,268,380

MATERIALS — 1.6%
Avery Dennison	17,535	2,242,025

REAL ESTATE — 11.5%
American Campus Communities ‡	38,085	1,903,488
American Tower, Cl A ‡	27,563	6,010,939
Americold Realty Trust ‡	61,416	2,462,168
Camden Property Trust ‡	9,036	1,033,447
CyrusOne ‡	43,843	3,125,129
Equinix ‡	1,891	1,071,781

		15,606,952

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
UTILITIES — 4.6%
Brookfield Infrastructure Partners (A)	75,090	$3,767,265
Brookfield Renewable Partners (A)	59,221	2,519,262

		6,286,527

TOTAL COMMON STOCK (Cost $76,142,355)		133,375,773

CASH EQUIVALENT — 2.2% (B)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 1.720% (Cost $2,969,343)	2,969,343	2,969,343

TOTAL INVESTMENTS — 100.1%
(Cost $79,111,698)		$136,345,116

Percentages are based on Net Assets of $136,194,440.

‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnerships. At October 31, 2019, these securities amounted to $15,131,849 or 11.1% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2019

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.4%	Shares	Value
ARGENTINA — 0.9%
MercadoLibre *	942	$491,272

AUSTRALIA — 2.4%
BHP Group	51,415	1,274,175

CANADA — 6.2%
Brookfield Asset Management, Cl A	12,156	671,619
Canadian National Railway	8,745	781,541
Ritchie Bros Auctioneers	28,675	1,179,116
Suncor Energy	24,310	721,764

		3,354,040

CHINA — 6.3%
Alibaba Group Holding ADR *	7,724	1,364,599
New Oriental Education & Technology Group ADR *	7,265	886,766
Yum China Holdings	27,019	1,148,308

		3,399,673

FRANCE — 4.8%
Air Liquide	8,656	1,149,795
LVMH Moet Hennessy Louis Vuitton	3,385	1,444,048

		2,593,843

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
GERMANY — 6.0%
Continental	4,239	$566,763
Deutsche Boerse	4,171	646,383
Siemens	8,543	985,005
Symrise, Cl A	10,733	1,032,816

		3,230,967

HONG KONG — 5.2%
AIA Group	152,500	1,526,761
Tencent Holdings	30,500	1,248,655

		2,775,416

INDIA — 2.9%
HDFC Bank ADR	25,890	1,581,620

IRELAND — 2.3%
ICON *	8,543	1,254,967

JAPAN — 13.0%
Daikin Industries	9,000	1,269,284
FANUC	5,000	1,000,092
Nidec	9,000	1,340,541
NTT DOCOMO	30,000	826,466
Seven & i Holdings	22,000	835,263
Sysmex	14,000	918,770
Tokio Marine Holdings	14,500	787,907

		6,978,323

MEXICO — 1.5%
Fomento Economico Mexicano ADR	9,244	822,901

NETHERLANDS — 4.0%
ASML Holding	4,278	1,121,244
InterXion Holding *	11,845	1,044,966

		2,166,210

SINGAPORE — 1.9%
DBS Group Holdings	53,500	1,022,456

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
SPAIN — 6.2%
Amadeus IT Group	13,539	$1,001,737
Banco Santander	247,558	992,308
Grifols ADR	60,775	1,331,580

		3,325,625

SWEDEN — 2.9%
Assa Abloy, Cl B	44,941	1,065,846
Hexagon, Cl B	9,632	491,690

		1,557,536

SWITZERLAND — 8.1%
Alcon *	16,774	990,627
Chubb	7,279	1,109,465
Julius Baer Group	22,020	971,425
Novartis	14,771	1,289,037

		4,360,554

TAIWAN — 2.4%
Taiwan Semiconductor Manufacturing ADR	25,414	1,312,125

UNITED KINGDOM — 13.1%
BAE Systems	129,979	970,141
Diageo	21,266	871,724
HSBC Holdings	121,843	920,148
InterContinental Hotels Group	15,382	928,511
Lloyds Banking Group	1,031,834	759,183
London Stock Exchange Group	9,354	842,598
Royal Dutch Shell, Cl B	31,378	901,519
Smith & Nephew	41,406	886,325

		7,080,149

UNITED STATES — 4.3%
Euronet Worldwide *	6,385	894,347
Las Vegas Sands	13,244	819,009

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2019

COMMON STOCK (continued)	Shares	Value
UNITED STATES (continued)
Schlumberger	18,229	$595,906

		2,309,262

TOTAL COMMON STOCK (Cost $49,538,983)		50,891,114

CASH EQUIVALENT — 5.1% (A)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 1.720% (Cost $2,741,841)	2,741,841	2,741,841

TOTAL INVESTMENTS — 99.5%
(Cost $52,280,824)		$53,632,955

Percentages are based on Net Assets of $53,911,177.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund

Assets:
Investments at Value (Cost $696,166,393, $510,241,044 and $394,827,578, respectively)	$1,189,774,650	$727,408,565	$468,079,982
Receivable for Capital Shares Sold	1,081,682	541,950	915,026
Dividends and Interest Receivable	290,188	110,995	1,349,491
Cash Collateral Held at Prime Broker for Written Options	–	–	7,753,170
Reclaim Receivable	–	20,338	34,850
Prepaid Expenses	6,686	13,218	3,589

Total Assets	1,191,153,206	728,095,066	478,136,108

Liabilities:
Written Equity Options, at value (Premiums Received $—, $— and $128,159, respectively)	–	–	10,332
Payable for Investment Securities Purchased	–	–	5,924,975
Payable for Capital Shares Redeemed	82,131	270,400	9,925
Audit Fees Payable	23,318	23,318	23,318
Payable Due to Adviser	651,155	454,128	235,812
Payable Due to Administrator	54,062	33,074	21,391
Chief Compliance Officer Fees Payable	1,882	1,149	749
Payable Due to Trustees	293	179	117
Other Accrued Expenses	62,731	34,447	32,158

Total Liabilities	875,572	816,695	6,258,777

Net Assets	$1,190,277,634	$727,278,371	$471,877,331

Net Assets Consist of:
Paid-in Capital	$674,476,227	$520,455,820	$398,864,416
Total Distributable Earnings	515,801,407	206,822,551	73,012,915

Net Assets	$1,190,277,634	$727,278,371	$471,877,331

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	54,571,056	44,705,314	38,130,726

Net Asset Value, Offering and Redemption Price Per Share	$21.81	$16.27	$12.38

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund

Assets:
Investments at Value (Cost $113,202,982, $79,111,698 and $52,280,824, respectively)	$185,998,776	$136,345,116	$53,632,955
Foreign Currency at Value (Cost $–, $– and $5,249, respectively)	–	–	5,270
Receivable for Capital Shares Sold	199,946	142,790	718,180
Dividends and Interest Receivable	31,758	175,565	93,441
Receivable Due from Investment Adviser	–	–	2,199
Unrealized Appreciation on Spot Contracts	–	–	253
Deferred Offering Costs (see Note 2)	–	–	41,895
Reclaim Receivable	–	5,687	5,089
Prepaid Expenses	21,407	11,100	1,629

Total Assets	186,251,887	136,680,258	54,500,911

Liabilities:
Payable for Investment Securities Purchased	–	–	537,942
Payable for Capital Shares Redeemed	44,265	337,934	–
Audit Fees Payable	23,318	23,318	23,318
Payable Due to Adviser	152,625	106,952	–
Payable Due to Administrator	8,563	6,171	1,891
Chief Compliance Officer Fees Payable	300	214	–
Payable Due to Trustees	47	33	12
Other Accrued Expenses	14,660	11,196	26,571

Total Liabilities	243,778	485,818	589,734

Net Assets	$186,008,109	$136,194,440	$53,911,177

Net Assets Consist of:
Paid-in Capital	$96,558,058	$76,338,336	$52,552,267
Total Distributable Earnings	89,450,051	59,856,104	1,358,910

Net Assets	$186,008,109	$136,194,440	$53,911,177

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	6,117,743	3,123,858	5,194,552

Net Asset Value, Offering and Redemption Price Per Share	$30.40	$43.60	$10.38

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Investment Income:
Dividends	$26,380,308	$4,994,955	$7,677,956
Interest	–	–	4,653,405
Less: Foreign Taxes Withheld	–	–	(22,387)

Total Investment Income	26,380,308	4,994,955	12,308,974

Expenses:
Investment Advisory Fees	7,176,631	5,035,034	2,346,884
Administration Fees	589,833	364,179	212,029
Trustees’ Fees	24,759	15,253	8,550
Chief Compliance Officer Fees	5,681	3,746	2,506
Transfer Agent Fees	75,978	57,031	43,992
Registration and Filing Fees	50,002	29,905	41,276
Custodian Fees	44,111	27,238	16,777
Legal Fees	42,443	26,314	15,060
Printing Fees	31,701	18,598	10,995
Audit Fees	23,020	24,590	23,690
Other Expenses	39,669	24,862	22,172

Total Expenses	8,103,828	5,626,750	2,743,931
Less:
Fees Paid Indirectly (Note 4)	(333)	(149)	(81)

Net Expenses	8,103,495	5,626,601	2,743,850

Net Investment Income (Loss)	18,276,813	(631,646)	9,565,124

Net Realized Gain (Loss) on Investments	15,845,498	(102,922)	(1,188,652)
Net Realized Gain on Written Equity Options	–	–	321,608
Net Change in Unrealized Appreciation on Investments	115,367,905	106,622,169	40,391,627
Net Change in Unrealized Appreciation on Written Equity Options	–	–	117,827

Net Realized and Unrealized Gain on Investments and Written Equity Options	131,213,403	106,519,247	39,642,410

Net Increase in Net Assets Resulting from Operations	$149,490,216	$105,887,601	$49,207,534

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	CIBC Atlas All	CIBC Atlas	CIBC Atlas
	Cap Growth	Equity Income	International
	Fund	Fund	Growth Fund*
Investment Income:
Dividends	$658,422	$2,019,375	$249,600
Less: Foreign Taxes Withheld	—	(6,349)	(14,605)

Total Investment Income	658,422	2,013,026	234,995

Expenses:
Investment Advisory Fees	1,428,088	976,418	103,810
Administration Fees	94,463	66,210	6,722
Trustees’ Fees	4,043	2,763	83
Chief Compliance Officer Fees	1,420	1,189	—
Transfer Agent Fees	34,579	32,115	11,617
Audit Fees	25,243	25,243	23,318
Legal Fees	19,329	17,244	2,110
Registration and Filing Fees	13,790	18,701	3,363
Printing Fees	13,723	11,415	4,295
Custodian Fees	7,106	5,056	36,365
Interest Expense	273	69	—
Deferred Offering Costs (Note 2)	—	—	26,084
Other Expenses	7,524	5,748	2,367

Total Expenses	1,649,581	1,162,171	220,134
Advisory Waiver Recapture (Note 5)	266,602	180,754	—
Less:
Waiver of Investment Advisory Fees	—	—	(66,939)
Fees Paid Indirectly (Note 4)	(320)	(205)	(11)

Net Expenses	1,915,863	1,342,720	153,184

Net Investment Income (Loss)	(1,257,441)	670,306	81,811

Net Realized Gain (Loss) on Investments	17,856,051	4,009,408	(22,478)
Net Realized Loss on Foreign Currency Transactions	—	—	(51,732)
Net Change in Unrealized Appreciation on Investments	12,651,802	19,146,185	1,352,131
Net Change in Unrealized Depreciation on Foreign Currency Transactions	—	—	(822)

Net Realized and Unrealized Gain on Investments and Written Equity Options	30,507,853	23,155,593	1,277,099

Net Increase in Net Assets Resulting from Operations	$29,250,412	$23,825,899	$1,358,910

* The Fund commenced operations on May 31, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$18,276,813	$7,473,968
Net Realized Gain on Investments	15,845,498	62,086,677
Net Change in Unrealized Appreciation on Investments	115,367,905	49,548,221

Net Increase in Net Assets Resulting from Operations	149,490,216	119,108,866

Distributions:
Institutional Shares	(78,097,005)	(24,205,849)

Total Distributions	(78,097,005)	(24,205,849)

Capital Share Transactions:
Institutional Shares
Issued	156,659,974	104,650,171
Reinvestment of Dividends and Distributions	69,938,695	21,194,875
Redeemed	(114,938,429)	(111,901,795)

Net Increase in Net Assets from Capital Share Transactions	111,660,240	13,943,251

Total Increase in Net Assets	183,053,451	108,846,268

Net Assets:
Beginning of Year	1,007,224,183	898,377,915

End of Year	$1,190,277,634	$1,007,224,183

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Loss	$(631,646)	$(931,777)
Net Realized Gain (Loss) on Investments	(102,922)	3,909,537
Net Change in Unrealized Appreciation on Investments	106,622,169	16,926,096

Net Increase in Net Assets Resulting from Operations	105,887,601	19,903,856

Capital Share Transactions:
Institutional Shares
Issued	95,350,237	114,080,602
Redeemed	(81,531,001)	(48,884,891)

Net Increase in Net Assets from Capital Share Transactions	13,819,236	65,195,711

Total Increase in Net Assets	119,706,837	85,099,567

Net Assets:
Beginning of Year	607,571,534	522,471,967

End of Year	$727,278,371	$607,571,534

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$9,565,124	$8,329,269
Net Realized Gain (Loss) on Investments and Written Equity Options	(867,044)	2,509,545
Net Change in Unrealized Appreciation on Investments and Written Equity Options	40,509,454	3,884,874

Net Increase in Net Assets Resulting from Operations	49,207,534	14,723,688

Distributions:
Institutional Shares	(10,841,551)	(8,368,583)

Total Distributions	(10,841,551)	(8,368,583)

Capital Share Transactions:
Institutional Shares
Issued	131,025,391	52,969,967
Reinvestment of Dividends and Distributions	6,092,368	4,213,151
Redeemed	(33,040,804)	(56,815,692)

Net Increase in Net Assets from Capital Share Transactions	104,076,955	367,426

Total Increase in Net Assets	142,442,938	6,722,531

Net Assets:
Beginning of Year	329,434,393	322,711,862

End of Year	$471,877,331	$329,434,393

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund(1)
	Year Ended October 31, 2019	Period Ended October 31, 2018(2)	Year Ended August 31, 2018
Operations:
Net Investment Loss	$(1,257,441)	$(264,837)	$(1,143,983)
Net Realized Gain on Investments	17,856,051	1,501,190	26,550,342
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,651,802	(20,421,802)	23,733,731

Net Increase (Decrease) in Net Assets Resulting from Operations	29,250,412	(19,185,449)	49,140,090

Distributions
Institutional Shares	(24,652,020)	–	(15,046,568)

Total Distributions	(24,652,020)	–	(15,046,568)

Capital Share Transactions:
Institutional Shares Issued	29,613,756	5,137,278	25,233,672
Reinvestment of Dividends and Distributions	24,550,713	–	14,636,758
Redemption Fees (Note 2)	–	–	1,654

Redeemed	(38,934,759)	(7,508,289)	(29,216,347)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,229,710	(2,371,011)	10,655,737

Total Increase (Decrease) in Net Assets	19,828,102	(21,556,460)	44,749,259

Net Assets:
Beginning of Year	166,180,007	187,736,467	142,987,208

End of Year	$186,008,109	$166,180,007	$187,736,467

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund(1)
	Year Ended October 31, 2019	Period Ended October 31, 2018(2)	Year Ended August 31, 2018
Operations:
Net Investment Income (Loss)	$670,306	$(2,981)	$867,068
Net Realized Gain (Loss) on Investments	4,009,408	(115,964)	7,640,529
Net Change in Unrealized Appreciation (Depreciation) on Investments	19,146,185	(5,952,841)	7,899,437

Net Increase (Decrease) in Net Assets Resulting from Operations	23,825,899	(6,071,786)	16,407,034

Distributions
Institutional Shares	(6,629,124)	(160,014)	(4,669,310)

Total Distributions	(6,629,124)	(160,014)	(4,669,310)

Capital Share Transactions:
Institutional Shares Issued	16,658,433	3,226,442	7,417,803
Reinvestment of Dividends and Distributions	6,600,049	158,808	4,553,386
Redeemed	(15,728,646)	(1,599,369)	(16,367,280)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,529,836	1,785,881	(4,396,091)

Total Increase (Decrease) in Net Assets	24,726,611	(4,445,919)	7,341,633

Net Assets:
Beginning of Year	111,467,829	115,913,748	108,572,115

End of Year	$136,194,440	$111,467,829	$115,913,748

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

CIBC Atlas International Growth Fund*
Period Ended October 31, 2019
Operations:
Net Investment Income	$81,811
Net Realized Loss on Investments	(74,210)
Net Change in Unrealized Appreciation on Investments	1,351,309

Net Increase in Net Assets Resulting from Operations	1,358,910

Capital Share Transactions:
Institutional Shares
Issued	54,026,063
Redeemed	(1,473,796)

Net Increase in Net Assets from Capital Share Transactions	52,552,267

Total Increase in Net Assets	53,911,177

Net Assets:
Beginning of Period	—

End of Period	$53,911,177

* The Fund commenced operations on May 31, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2019	2018(1)	2017	2016		2015
Net Asset Value, Beginning of Year	$20.76	$18.76	$15.73	$16.40		$15.77

Income (Loss) from Investment Operations:
Net Investment Income*	0.34	0.16	0.16	0.15		0.15
Net Realized and Unrealized Gain	2.29	2.36	3.11	0.01		1.16

Total from Investment Operations	2.63	2.52	3.27	0.16		1.31

Dividends and Distributions:
Net Investment Income	(0.32)	(0.16)	(0.15)	(0.15)		(0.13)
Net Realized Gains	(1.26)	(0.36)	(0.09)	(0.68)		(0.55)

Total Dividends and Distributions	(1.58)	(0.52)	(0.24)	(0.83)		(0.68)

Net Asset Value, End of Year	$21.81	$20.76	$18.76	$15.73		$16.40

Total Return †	14.55%	13.61%	21.02%	1.17%		8.50%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,190,278	$1,007,224	$898,378	$732,489		$675,226
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.75%	0.76%	0.78%‡	0.80%	‡	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.75%	0.76%	0.78%	0.79%		0.79%
Ratio of Net Investment Income to Average Net Assets	1.68%	0.78%	0.89%	1.00%		0.93%
Portfolio Turnover Rate	13%	19%	17%	12%		16%

(1)	On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the year.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Year	$13.85	$13.28	$11.28	$11.49	$10.54

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.01)	(0.02)	(0.02)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	2.43	0.59	2.17	(0.18)	1.04

Total from Investment Operations	2.42	0.57	2.15	(0.20)	1.01

Dividends and Distributions:
Net Realized Gains	—	—	(0.15)	(0.01)	(0.06)

Return of Capital	—	—	—(2)	—	—

Total Dividends and Distributions	—	—	(0.15)	(0.01)	(0.06)

Net Asset Value, End of Year	$16.27	$13.85	$13.28	$11.28	$11.49

Total Return †	17.47%	4.29%	19.28%	(1.74)%	9.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$727,278	$607,572	$522,472	$334,175	$249,899
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.84%	0.85%	0.87%	0.88%	0.98%	‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.84%	0.85%	0.87%	0.88%	0.94%
Ratio of Net Investment Income to Average Net Assets	(0.09)%	(0.16)%	(0.20)%	(0.21)%	(0.27)%
Portfolio Turnover Rate	18%	9%	17%	23%	11%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.
(2)	Value is less than $0.01 per share.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Year	$11.26	$11.04	$10.00	$9.68	$10.08

Income (Loss) from Investment Operations:
Net Investment Income*	0.29	0.28	0.27	0.30	0.31
Net Realized and Unrealized Gain (Loss)	1.16	0.23	1.04	0.32	(0.37)

Total from Investment Operations	1.45	0.51	1.31	0.62	(0.06)

Dividends and Distributions:
Net Investment Income	(0.28)	(0.29)	(0.27)	(0.30)	(0.31)
Net Realized Gains	(0.05)	–	–	–	(0.03)

Total Dividends and Distributions	(0.33)	(0.29)	(0.27)	(0.30)	(0.34)

Net Asset Value, End of Year	$12.38	$11.26	$11.04	$10.00	$9.68

Total Return †	13.14%	4.60%	13.20%	6.55%	(0.67)%

Ratios and Supplemental Data Net Assets, End of Year (Thousands)	$471,877	$329,434	$322,712	$234,464	$209,754
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.70%	0.71%	0.73%	0.74%	0.79%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.70%	0.71%	0.73%	0.74%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.45%	2.49%	2.54%	3.13%	3.10%
Portfolio Turnover Rate	15%	25%	17%	24%	29%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

		Period		Year Ended August 31,
	Year Ended	Ended
	October 31,	October 31,
Institutional Class	2019	2018(1)		2018(2)	2017	2016	2015
Net Asset Value, Beginning of Period or Year	$30.98	$34.57		$28.28	$26.32	$26.78	$29.34

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.21)	(0.05)		(0.22)	(0.17)	(0.19)	(0.24)
Net Realized and Unrealized Gain (Loss)	4.40	(3.54)		9.56	3.99	1.90	0.95

Total from Investment Operations	4.19	(3.59)		9.34	3.82	1.71	0.71

Dividends and Distributions:
Net Realized Gains	(4.77)	–		(3.05)	(1.86)	(2.17)	(3.27)

Total Dividends and Distributions	(4.77)	–		(3.05)	(1.86)	(2.17)	(3.27)

Redemption Fees (Note 2)	–	–		0.00(3)	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Period or Year	$30.40	$30.98		$34.57	$28.28	$26.32	$26.78

Total Return †	18.51%	(10.38)%		35.54%	15.94%	6.54%	2.63%

Ratios and Supplemental Data
Net Assets, End of Period or Year (Thousands)	$186,008	$166,180		$187,736	$139,450	$137,960	$134,970
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.10%‡	1.10%**	‡ (4)	1.10%	1.10%	1.10%	1.11%(4)
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.95%	0.92%*	* (4)	1.15%	1.37%	1.38%	1.36%(4)
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.72)%	(0.88)%**		(0.72)%	(0.67)%	(0.74)%	(0.86)%
Portfolio Turnover Rate	56%	4%***		50%	36%	46%	54%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

(2)

On February 12, 2018, the All Cap Growth Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

		Period	Year Ended August 31,
	Year Ended	Ended
	October 31,	October 31,
Institutional Class	2019	2018(1)	2018(2)	2017	2016	2015
Net Asset Value, Beginning of Period or Year	$38.44	$40.60	$36.55	$31.29	$30.76	$33.73

Income (Loss) from Investment Operations:
Net Investment Income*	0.22	–	0.30	0.23	0.08	0.30
Net Realized and Unrealized Gain (Loss)	7.19	(2.10)	5.35	5.33	1.04	(2.04)

Total from Investment Operations	7.41	(2.10)	5.65	5.56	1.12	(1.74)

Dividends and Distributions:
Net Investment Income	(0.37)	(0.06)	(0.81)	(0.30)	(0.29)	(0.53)
Net Realized Gains	(1.88)	–	(0.79)	–	(0.30)	(0.70)

Total Dividends and Distributions	(2.25)	(0.06)	(1.60)	(0.30)	(0.59)	(1.23)

Redemption Fees (Note 2)	–	–	–	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Period or Year	$43.60	$38.44	$40.60	$36.55	$31.29	$30.76

Total Return †	20.94%	(5.19)%	15.88%	17.88%	3.71%	(5.42)%

Ratios and Supplemental Data
Net Assets, End of Period or Year (Thousands)	$136,194	$111,468	$115,914	$107,340	$101,542	$222,162
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.10%‡	1.10%**‡ (4)	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.95%	0.90%** (4)	1.18%	1.44%	1.41%	1.37%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	0.55%	(0.02)%**	0.79%	0.70%	0.25%	0.89%
Portfolio Turnover Rate	23%	3%***	30%	17%	41%	52%

Amounts designated as “–” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.

**	Annualized

***	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Institutional Class	Period Ended October 31, 2019(1)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.03
Net Realized and Unrealized Gain	0.35

Total from Investment Operations	0.38

Net Asset Value, End of Period	$10.38

Total Return †	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$53,911
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.21%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.74%**
Ratio of Net Investment Income to Average Net Assets	0.65%**
Portfolio Turnover Rate	6%***

(1)	The Fund commenced operations on May 31, 2019.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Per share calculations were performed using average shares for the period.

**	Annualized

***	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 47 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the Funds on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Funds prior to February 12, 2018.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

The CIBC Atlas International Growth Fund commenced operations on May 31, 2019.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board. The Funds’ Fair Value Procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2019, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2019, the average monthly balances for written options were as follows:

Average Market Value for Written Options:	$92,345

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain or loss on written equity options and net change in unrealized depreciation or appreciation on written equity options. Written options transactions entered into during the year ended October 31, 2019, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of October 31, 2019, the International Growth Fund had $41,895 remaining to be amortized.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — Prior to February 12, 2018, the All Cap Growth Fund and Equity Income Fund imposed a 2.00% redemption fee on the current value of shares redeemed less than 60 days from the date of purchase. After February 12, 2018, no redemption fee was charged. The redemption fee was recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2019, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund paid $589,833, $364,179, $212,029, $94,463, $66,210 and $6,722, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2019, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $333, $149, $81, $320, $205 and $11, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund and Equity Income Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10% and 1.10% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund and Equity Income Fund, respectively, until February 28, 2020 and 1.21% of the average daily net assets of the International Growth Fund until February 28, 2021. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2019, there are no previously waived fees that are eligible to be recaptured from the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund. At October 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

Expiring:	All Cap Growth Fund	Equity Income Fund	International Growth Fund
2020	$357,172	$346,203	N/A

2021	97,882	86,037	N/A

2022	–	–	$66,939

6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	7,916,693	156,659,974	5,127,379	104,650,171
Reinvestment of Dividends and Distributions	3,936,730	69,938,695	1,096,905	21,194,875
Redeemed	(5,793,052)	(114,938,429)	(5,610,532)	(111,901,795)

Net Increase in Shares Outstanding from Share Transactions	6,060,371	111,660,240	613,752	13,943,251

	Mid Cap Equity Fund
	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	6,418,040	95,350,237	7,990,683	114,080,602
Redeemed	(5,595,500)	(81,531,001)	(3,447,859)	(48,884,891)

Net Increase in Shares Outstanding from Share Transactions	822,540	13,819,236	4,542,824	65,195,711

	Income Opportunities Fund
	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	11,194,447	131,025,391	4,660,470	52,969,967
Reinvestment of Dividends and Distributions	535,488	6,092,368	373,028	4,213,151
Redeemed	(2,861,148)	(33,040,804)	(5,006,932)	(56,815,692)

Net Increase in Shares Outstanding from Share Transactions	8,868,787	104,076,955	26,566	367,426

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

	All Cap Growth Fund*
	Year Ended October 31, 2019		Period Ended October 31, 2018(1)		Year Ended August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	1,086,629	29,613,756	155,992	5,137,278	807,325	25,104,138
Reinvestment of Dividends and Distributions	1,068,351	24,550,713	–	–	509,692	14,271,384
Redemption Fees	–	–	–	–	–	1,654
Redeemed	(1,400,816)	(38,934,759)	(222,643)	(7,508,289)	(951,275)	(28,794,335)

Net Institutional Class Share Transactions	754,164	15,229,710	(66,651)	(2,371,011)	365,742	10,582,841

Class R
Issued	N/A	N/A	N/A	N/A	4,539	129,534
Reinvestment of Dividends and Distributions	N/A	N/A	N/A	N/A	13,639	365,374
Redeemed	N/A	N/A	N/A	N/A	(15,223)	(422,012)

Net Class R Share Transactions	N/A	N/A	N/A	N/A	2,955	72,896

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	754,164	15,229,710	(66,651)	(2,371,011)	368,697	10,655,737

*On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Effective June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1.

(1) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

	Equity Income Fund*
	Year Ended October 31, 2019		Period Ended October 31, 2018(1)		Year Ended August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	436,946	16,658,433	80,921	3,226,442	195,067	7,398,493
Reinvestment of Dividends and Distributions	192,481	6,600,049	3,893	158,808	121,111	4,510,726
Redeemed	(405,709)	(15,728,646)	(39,679)	(1,599,369)	(432,476)	(16,315,821)

Net Institutional Class Share Transactions	223,718	7,529,836	45,135	1,785,881	(116,298)	(4,406,602)

Class R
Issued	N/A	N/A	N/A	N/A	517	19,310
Reinvestment of Dividends and Distributions	N/A	N/A	N/A	N/A	1,147	42,660
Redeemed	N/A	N/A	N/A	N/A	(1,341)	(51,459)

Net Class R Share Transactions	N/A	N/A	N/A	N/A	323	10,511

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	223,718	7,529,836	45,135	1,785,881	(115,975)	(4,396,091)

*On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. Effective June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1.

(1) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

	International Growth Fund
	Period Ended October 31, 2019*
	Shares	Dollars ($)
Institutional Class
Issued	5,339,235	54,026,063
Redeemed	(144,683)	(1,473,796)

Net Increase in Shares Outstanding from Share Transactions	5,194,552	52,552,267

*The Fund commenced operations on May 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2019, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$187,261,366	$132,044,099	$–	$–
Mid Cap Equity Fund	118,326,126	117,695,952	–	–
Income Opportunities Fund	123,205,991	54,954,479	20,847,090	–
All Cap Growth Fund	95,904,906	103,669,224	–	–
Equity Income Fund	32,486,676	27,829,616	–	–
International Growth Fund	51,418,668	1,857,206	–	–

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent book and tax basis differences, primarily attributable to partnership reclassifications and net operating losses, have been reclassified to/from the following accounts for the year or period ended October 31, 2019.

	Distributable Earnings	Paid-in Capital
Disciplined Equity Fund	$—	$—
Mid Cap Equity Fund	739,616	(739,616)
Income Opportunities Fund	—	—
All Cap Growth Fund	1,204,058	(1,204,058)
Equity Income Fund	43,420	(43,420)
International Growth Fund	—	—

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

The tax character of dividends and distributions paid during the years ended October 31, 2019 and October 31, 2018 for the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund and International Growth Fund and the year or period ended October 31, 2019, October 31, 2018 and August 31, 2018 for All Cap Growth Fund and Equity Income Fund were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2019	$16,526,463	$61,570,542	$78,097,005
2018	7,385,720	16,820,129	24,205,849
Mid Cap Equity Fund
2019	–	–	–
2018	–	–	–
Income Opportunities Fund
2019	8,957,298	1,884,253	10,841,551
2018	8,368,583	–	8,368,583
All Cap Growth Fund
2019	–	24,652,020	24,652,020
2018(1)	–	–	–
2018	–	15,046,568	15,046,568
Equity Income Fund
2019	1,157,064	5,472,060	6,629,124
2018(1)	160,014	–	160,014
2018	2,363,744	2,305,566	4,669,310
International Growth Fund
2019	–	–	–

(1) For the period ended September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund and the CIBC Atlas Equity Income Fund changed their fiscal year end to October 31 (See Note 1 in Notes to Financials).

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Disciplined Equity Fund	$7,680,022	$15,652,919	$—	$—	$492,468,468	$(2)	$515,801,407
Mid Cap Equity Fund	—	—	(853,054)	(8,437,868)	216,113,475	(2)	206,822,551
Income Opportunities Fund	1,191,831	—	—	(1,474,842)	73,295,924	2	73,012,915
All Cap Growth Fund	—	17,869,599	(1,091,423)	—	72,671,878	(3)	89,450,051
Equity Income Fund	529,092	4,016,404	—	—	58,443,894	(3,133,286)	59,856,104
International Growth Fund	72,293	—	—	—	1,286,592	25	1,358,910

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2019 through October 31, 2019. For the tax year ended October 31, 2019, the Mid Cap Equity Fund and All Cap Growth Fund elected to treat qualified ordinary late year loss of $853,054 and $1,091,423, respectively, as arising in the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and investment in Partnerships.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Mid Cap Equity Fund	$6,973,780	$1,464,088	$8,437,868
Income Opportunities Fund	1,058,721	416,121	1,474,842

During the year ended October 31, 2019, Mid Cap Equity Fund and Equity Income Fund utilized $502,920 and $153,875, respectively, of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Disciplined Equity Fund	$697,306,182	$510,953,658	$(18,485,190)	$492,468,468
Mid Cap Equity Fund	511,295,090	227,401,775	(11,288,300)	216,113,475
Income Opportunities Fund	394,901,884	78,317,321	(5,021,397)	73,295,924
All Cap Growth Fund	113,326,898	73,637,216	(965,338)	72,671,878
Equity Income Fund	77,901,222	68,678,149	(10,234,255)	58,443,894
International Growth Fund	52,345,540	2,316,613	(1,030,021)	1,286,592

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

9. Concentration of Risk:

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk (Equity Income Fund, International Growth Risk) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Foreign Issuer Risk (International Growth Risk) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political, social, regulatory, currency and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

New Fund Risk (Equity Income Fund, International Growth Risk) — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

10. Line of Credit:

The Funds entered into an agreement on July 27, 2018, which enables them to participate in an $80 million uncommitted revolving line of credit with the Custodian. The agreement is set to expire on July 24, 2020. The proceeds from

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. For the year ended October 31, 2019, the All Cap Growth Fund had average borrowings of $273,570 over a period of 7 days at a weighted average interest rate of 5.50%. Interest accrued on the borrowings was $273. For the year ended October 31, 2019, the Equity Income Fund had average borrowings of $450,000 over a period of 1 day at a weighted average interest rate of 5.25%. Interest accrued on the borrowings was $69. This fee is included as “Interest Expense” on the Statement of Operations. As of October 31, 2019, there were no borrowings outstanding in the Funds.

11. Other:

At October 31, 2019, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	88%
Mid Cap Equity Fund	4	94%
Income Opportunities Fund	3	82%
All Cap Growth Fund	2	90%
Equity Income Fund	2	92%
International Growth Fund	3	85%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and

Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Disciplined Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
CIBC Atlas Mid Cap Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
CIBC Atlas Income Opportunities Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
CIBC Atlas All Cap Growth Fund	For the year ended October 31, 2019	For the year ended October 31, 2019, the two-month period ended October 31, 2018 and the year ended August 31, 2018	For the year ended October 31, 2019, the two-month period ended October 31, 2018 and each of the four years in the period ended August 31, 2018

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Equity Income Fund	For the year ended October 31, 2019	For the year ended October 31, 2019, the two-month period ended October 31, 2018 and the year ended August 31, 2018	For the year ended October 31, 2019, the two-month period ended October 31, 2018 and each of the four years in the period ended August 31, 2018
CIBC Atlas International Growth Fund	For the period from May 31, 2019 (commencement of operations) through October 31, 2019	For the period from May 31, 2019 (commencement of operations) through October 31, 2019	For the period from May 31, 2019 (commencement of operations) through October 31, 2019

The financial highlights of CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund for each of the four years presented through August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 30, 2019

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2019 to October 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
CIBC Atlas Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,035.10	0.74%	$3.80
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.48	0.74%	$3.77
CIBC Atlas Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.90	0.84%	$4.29
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
CIBC Atlas Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,038.40	0.70%	$3.60
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
CIBC Atlas All Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,049.40	1.10%	$5.68
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60
CIBC Atlas Equity Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,102.00	1.10%	$5.83
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60
CIBC Atlas International Growth Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,102.00	1.21%	$5.33	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.11	1.21%	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 153/365 (to reflect the period from commencement to period end).
(1)	The Fund commenced operations on May 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Renewing the Advisory Agreement for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund (the “Funds”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 20, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

Board Considerations in Approving the Advisory Agreement for the CIBC Atlas International Growth Fund

Pursuant to Section 15 of the 1940 Act, the advisory agreement (the “Agreement”) for the CIBC Atlas International Growth Fund (the “Fund”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on February 27, 2019 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INDEPENDENT TRUSTEES[3]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Disciplined Equity Fund	78.84%	21.16%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	17.38%	82.62%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
All Cap Growth Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	82.55%	17.45%	100.00%	59.91%	59.91%	0.00%	0.00%	0.00%	0.00%
International Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, Illinois 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$6,000	None	$57,000	$6,000	None	None
(d)	All Other Fees	None	None	$97,500	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$608,176	None	None	$936,860	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(3)	$11,559	None	None	$19,532	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$68,000	None	None	$170,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$89,000	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Tax return preparation.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $160,500 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $11,559 and $19,532 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $89,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 9, 2020

*	Print the name and title of each signing officer under his or her signature.